Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED
HOTEL MANAGEMENT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED HOTEL MANAGEMENT AGREEMENT (this “Amendment”) is made and entered into as of June 30, 2011(the “Effective Date”), by and between the lessee entities which are signatories to this Amendment (“Owner”), and INTERSTATE MANAGEMENT COMPANY, LLC, a Delaware limited liability company (“Operator”).

RECITALS:

WHEREAS, Owner and Operator are parties to that certain Amended and Restated Hotel Management Agreement dated as of February 14, 2011, as amended by that certain Joinder and Amendment to Amended and Restated Hotel Management Agreement (Homewood Suites by Hilton Jackson-Ridgeland) dated April 15, 2011 (the “Jackson Joinder Agreement”) and by the certain Joinder and Amendment to Amended and Restated Hotel Management Agreement (Staybridge Suites Denver – Cherry Creek) dated April 27, 2011 (the “Denver Joinder Agreement”, collectively with the Amended and Restated Hotel Management Agreement and the Jackson Joinder Agreement, the “Hotel Management Agreement”) associated with a portfolio of hotels, which prior to the date of the Hotel Management Agreement were managed by The Summit Group Inc. (the “Hotels”); and

WHEREAS, Owner and Operator now desire to amend the Hotel Management Agreement, with respect to those Hotels listed on Exhibit A attached hereto (the “Amended Fee Hotels”) all upon the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

1.           Capitalized Terms.  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Hotel Management Agreement.

2.           Amendment of Section 9.1.  Section 9.1 of the Hotel Management Agreement is hereby amended and restated in its entirety to read as follows:

“9.1      A.  For all Hotels excluding the Amended Fee Hotels, Owner shall pay to Operator, on a monthly basis, for services rendered under this Agreement a management fee (the “Basic Fee”) equal to three percent (3.0%) of Total Revenues during any Fiscal Year or portion thereof.

B.  For the Amended Fee Hotels, Owner shall pay to Operator, on a monthly basis, for services rendered under this Agreement a management fee (the “Basic Fee”) equal to the following: (a) for all periods prior to April 1, 2011, three percent (3%) of Total Revenues; (b) for all periods from April 1, 2011 through June 30, 2011, one and one-third of a percent (1.33%) of Total Revenues; and (c) for all periods thereafter in the Term, three percent (3%) of Total Revenues, during any Fiscal Year or portion thereof.”

3.           Amendment of Section 9.3.  Section 9.3 of the Hotel Management Agreement is hereby amended and restated in its entirety to read as follows:

“9.3             A.                 In addition to the Basic Fee and the Accounting Fee, commencing with the Fiscal Year beginning January 1, 2011 Owner shall pay to Operator an incentive management fee (the “Incentive Fee”) equal to ten percent (10%) of the amount by which actual aggregate EBITDA (as defined in Article X) for all the Hotels exceeds Sixty Five Million Dollars ($65,000,000), subject to adjustment for increases and decreases in the number of Hotels as described in this Section 9.3 (the “Incentive Fee Threshold”).  If a Hotel is removed from this Agreement during a Fiscal Year, for purposes of the Incentive Fee calculation (i) the Incentive Fee Threshold for such Fiscal Year and thereafter shall be reduced by an amount equal to the actual trailing 12-month EBITDA of such Hotel as of the effective date of termination of with respect to such Hotel and (ii) the actual EBITDA of such Hotel for such Fiscal Year through the date of termination shall be removed from the aggregate year-end EBITDA for all the Hotels.  If a Hotel is added to this Agreement during a Fiscal Year pursuant to Section 24.1, for purposes of the Incentive Fee calculation (i) the Incentive Fee Threshold for such Fiscal Year and thereafter shall be increased by an amount equal to the actual trailing 12-month EBITDA of such Hotel as of the date such Hotel was added to this Agreement and (ii) the actual EBITDA of such Hotel for such Fiscal Year (including any portion of such Fiscal Year occurring prior to the date such Hotel was added to the Management Agreement) shall be added to the aggregate year-end EBITDA for all the Hotels.  Notwithstanding the foregoing, the total Incentive Fee payable to Operator for all the Hotels for any Fiscal Year (or partial Fiscal Year) shall not exceed one and one half percent (1.5%) of Total Revenues of all the Hotels for such Fiscal Year (or partial Fiscal Year).  In any case in which the effective date of termination falls prior to the end of a calendar month, the trailing 12-month EBITDA shall be determined as of the end of the prior month.  Examples of the foregoing calculations are attached hereto on Exhibit G.

B.  In addition to the Basic Fee, the Accounting Fee and the Incentive Fee, commencing with the period beginning on July 1, 2011, for the Amended Fee Hotels Owner shall pay to Operator on a quarterly basis an additional incentive fee (the “Additional Incentive Fee”) equal to seventy-five percent (75%) of the amount by which Gross Operating Profit from the Amended Fee Hotels for each calendar quarter exceeds the GOP Threshold for such calendar quarter; provided, however, in no case shall the total Additional Incentive Fee earned under this Agreement be an amount greater than Five Hundred Sixty-Five Thousand Dollars ($565,000).  For the purposes herein, “GOP Threshold” shall be an amount equal to the Gross Operating Profit from the Amended Fee Hotels for the same quarterly period in the prior calendar year multiplied by one and one-quarter percent (1.25%).”

4.           Additional Amendment.  In Sections 6.1, 6.2, 9.4, 9.5, 9.6, 19.3 and 20.1 of the Hotel Management Agreement, the words “Incentive Fee” are hereby replaced with the words “Incentive Fee and Additional Incentive Fee, as applicable”.

5.           Amendment of Jackson Joinder Agreement.  Paragraph 5 of the Jackson Joinder Agreement is hereby amended and restated in its entirety to read as follows:

“(5)           This Agreement shall have a term (the “Operating Term”) commencing on April 15, 2011 (the “Commencement Date”) and expiring on the tenth (10th) anniversary of the Commencement Date (the “Initial Term”), unless sooner terminated in accordance with the provisions of this Agreement or unless extended as provided by the terms of this Agreement or as otherwise provided by the written agreement of Owner and Operator.  This Agreement shall automatically renew for additional terms of thirty (30) days each (each, a “Renewal Term”) unless either party gives the other party written notice of termination at least sixty (60) days prior to the end of the Initial Term or thirty (30) days prior to the end of the then-current Renewal Term.  Owner and Operator, by mutual written agreement, may renew this Agreement for a longer term and, in such case, such longer term shall be a Renewal Term.  Any and all reference contained herein to Term shall be deemed to include the Operating Term, the Initial Term and the Renewal Term(s).”

6.           Amendment of Denver Joinder Agreement.  Paragraph 5 of the Denver Joinder Agreement is hereby amended and restated in its entirety to read as follows:

“(5)           This Agreement shall have a term (the “Operating Term”) commencing on April 27, 2011 (the “Commencement Date”) and expiring on the tenth (10th) anniversary of the Commencement Date (the “Initial Term”), unless sooner terminated in accordance with the provisions of this Agreement or unless extended as provided by the terms of this Agreement or as otherwise provided by the written agreement of Owner and Operator.  This Agreement shall automatically renew for additional terms of thirty (30) days each (each, a “Renewal Term”) unless either party gives the other party written notice of termination at least sixty (60) days prior to the end of the Initial Term or thirty (30) days prior to the end of the then-current Renewal Term.  Owner and Operator, by mutual written agreement, may renew this Agreement for a longer term and, in such case, such longer term shall be a Renewal Term.  Any and all reference contained herein to Term shall be deemed to include the Operating Term, the Initial Term and the Renewal Term(s).”

7.           No Other Amendment.  All other provisions of the Hotel Management Agreement not specifically referenced in this Amendment shall remain in full force and effect.

8.           Entire Agreement.  The Hotel Management Agreement, as amended by this Amendment, constitutes the entire agreement between the parties hereto with respect to the subject matter thereof and together supersede all prior agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter thereof.

9.           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to its conflicts of law principles.

10.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument.  Signatures on this Amendment transmitted by facsimile shall be deemed to be original signatures for all purposes of this Amendment.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

OWNER:

SUMMIT HOTEL TRS 002, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 003, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 004, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 005, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 006, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 009, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

SUMMIT HOTEL TRS 011, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 012, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
[signatures continue on the following pages]

SUMMIT HOTEL TRS 015, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 016, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 017, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 018, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 019, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 020, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 021, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 022, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 023, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 025, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

SUMMIT HOTEL TRS 028, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 029, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 031, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 032, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 035, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 038, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 039, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 041, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 042, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 043, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

SUMMIT HOTEL TRS 044, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 045, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 046, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 047, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 049, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 050, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 052, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 053, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 054, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 055, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

SUMMIT HOTEL TRS 056, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 058, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 059, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 060, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 061, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 063, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 064, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 067, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 068, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 069, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

SUMMIT HOTEL TRS 070, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 071, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 072, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 073, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 074, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 075, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 076, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 077, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 078, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 079, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary

SUMMIT HOTEL TRS 081, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 082, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 083, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary	SUMMIT HOTEL TRS 084, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
SUMMIT HOTEL TRS 085, LLC
a Delaware limited liability company

By:  /s/ Christopher Eng
Name:   Christopher Eng
Title:     Secretary

SUMMIT HOTEL TRS 091, LLC
a Delaware limited liability company

By:  /s/ Christopher Eng
Name:   Christopher Eng
Title:     Secretary

SUMMIT HOTEL TRS 088, LLC
a Delaware limited liability company

By:  /s/ Christopher Eng
Name:   Christopher Eng
Title:     Secretary

SUMMIT HOTEL TRS 093, LLC
a Delaware limited liability company

By:  /s/ Christopher Eng
Name:   Christopher Eng
Title:      Secretary

SUMMIT HOTEL TRS 094, LLC a Delaware limited liability company By: /s/ Christopher Eng Name: Christopher Eng Title: Secretary
[signatures continue on the following pages]

OPERATOR:

INTERSTATE MANAGEMENT COMPANY, L.L.C.

By: Interstate Operating Company, L.P., member

By: Interstate Hotels & Resorts, Inc., general partner

By:	/s/ Erica Hageman
Name:	Erica Hageman
Title:	Vice President
Senior Corporate Counsel

EXHIBIT A

Aloft Jacksonville (Jacksonville, FL)
Aspen Hotel and Suites Ft Smith (Ft. Smith, AR)
Springhill Suites Bloomington (Bloomington, MN)
Country Inn and Suites Charleston (Charleston, WV)
Courtyard Flagstaff (Flagstaff, AZ)
Courtyard Germantown (Germantown, TN)
Courtyard Jackson (Jackson, MS)
Courtyard Memphis (Memphis, TN)
Courtyard Missoula (Missoula, MT)
Courtyard Scottsdale (Scottsdale, AZ)
Fairfield Inn Boise (Boise, ID)
Fairfield Inn Baton Rouge (Baton Rouge, LA)
Fairfield Inn Bellevue (Bellevue, WA)
Fairfield Inn Denver (Denver, CO)
Fairfield Inn Emporia (Emporia, KS)
Fairfield Inn Germantown (Germantown, TN)
Fairfield Inn Lakewood (Lakewood, CO)
Fairfield Inn Lewisville (Lewisville, TX)
Fairfield Inn Salina (Salina, KS)
Fairfield Inn Spokane (Spokane, WA)
Hampton Inn and Suites Bloomington (Bloomington, MN)
Hampton Inn and Suites El Paso (El Paso, TX)
Hampton Inn and Suites Ft. Worth (Ft. Worth, TX)
Hampton Inn Denver (Denver, CO)
Hampton Inn Ft Collins (Ft. Collins, CO)
Hampton Inn Ft Smith (Ft. Smith, AR)
Hampton Inn Ft Wayne (Ft. Wayne, IN)
Hampton Inn Medford (Medford, OR)
Hampton Inn Provo (Provo, UT)
Hampton Inn Twin Falls (Twin Falls, ID)
Hilton Garden Inn Ft Collins (Ft. Collins, CO)
Holiday Inn Express Boise (Boise, ID)
Holiday Inn Express Emporia (Emporia, KS)
Holiday Inn Express Las Colinas (Las Colinas, TX)
Holiday Inn Express Sandy (Sandy, UT)
Holiday Inn Express Twin Falls (Twin Falls, ID)
Holiday Inn Express Vernon Hills (Vernon Hills, IL)
Hyatt Place Atlanta (Atlanta, GA)

Hyatt Place Ft. Myers (Ft. Myers, FL)
Hyatt Place Las Colinas (Las Colinas, TX)
Hyatt Place Portland (Portland, OR)
Residence Inn Ft Wayne (Ft. Wayne, IN)
Residence Inn Germantown (Germantown, TN)
Residence Inn Portland (Portland, OR)
Residence Inn Ridgeland (Ridgeland, MS)
SpringHill Suites Baton Rouge (Baton Rouge, LA)
SpringHill Suites Denver (Denver, CO)
Springhill Suites Flagstaff (Flagstaff, AZ)
SpringHill Suites Lithia Springs (Lithia Springs, GA)
SpringHill Suites Little Rock (Little Rock, AR)
SpringHill Suites Nashville (Nashville, TN)
SpringHill Suites Scottsdale (Scottsdale, AZ)
Staybridge Suites Ridgeland (Ridgeland, MS)
TownePlace Suites Baton Rouge (Baton Rouge, LA)
Hampton Inn Boise (Boise, ID)

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